                                                                EXHIBIT 10.5.7

                                 AMENDMENT NO. 6
                                       TO
                          CONTRACT NO. SS/L-TP93002-01
                                       AND
                               SPACE SYSTEMS/LORAL
                                       FOR
                        DELIVERY OF CD RADIO DARS SYSTEM

               THIS CONTRACT AMENDMENT NO. 6 (the "Amendment") is entered into effective as of the 26th day of August 1996, between CD RADIO INC. (the "Purchaser") and SPACE SYSTEMS/LORAL, INC. (the "Contractor").

               WHEREAS, Contractor and Purchaser are parties to Contract No. SS/L-TP93002- 01 dated March 2, 1993, as amended by the parties thereto, most recently pursuant to Contract Amendment No. 5 dated August 26, 1996 (as so amended, the "Contract").

               WHEREAS, Contractor and Purchaser desire to amend the Contract,

               NOW, THEREFORE, in consideration of the mutual covenants and conditions in this Amendment and in the Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               1. The page from the Contract, attached to this Amendment as Exhibit A and incorporated herein by reference, are hereby substituted for existing pages in the Contract, in their entirety, as follows:

           Existing Page (Remove)                Replacement Page (Attached)
                         71                                    71

               2. All capitalized terms in this Amendment, not otherwise defined herein, shall have the meanings ascribed to them in the Contract.

               3. The Contract, as modified by the express terms of this Amendment, is hereby ratified and affirmed by Purchaser and Contractor, and shall remain in full force and effect.

               IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first above written.


CONTRACTOR:                                      PURCHASER:

SPACE SYSTEMS/LORAL, INC.                        CD RADIO INC.


By:    /s/ R.A. Haley                            By:    /s/ R.D. Briskman
       --------------------------------------           -------------------------------------------------
Name:  R.A. Haley                                Name:  R.D. Briskman
       --------------------------------------
                                                        -------------------------------------------------

Title: Vice President & CFO                      Title: President
       --------------------------------------           -------------------------------------------------
                                                        CD Radio Systems

                             EXHIBIT A - AMENDMENT 6


ARTICLE 44  AGREEMENT EXPIRATION


It is agreed between the Parties that if CD Radio Inc. has not been granted a license and construction permit from the Federal Communication Commission by January 31, 1997, then the provisions of this Contract shall become null and void, and the Parties shall have no further obligation whatsoever to each other, and no financial obligation shall exist by either Party to the other Party.


                                       71